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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported):  AUGUST 1, 2001

                             EQUISTAR CHEMICALS, LP

             (Exact name of registrant as specified in its charter)

         DELAWARE                                    333-76473                                76-0550481
(State or other jurisdiction of                     (Commission                             (I.R.S. Employer
      incorporation)                                File Number)                          Identification No.)

                              1221 MCKINNEY STREET
                        SUITE 700, HOUSTON, TEXAS 77010
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code:  713-652-7200
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ITEM 5.  OTHER EVENTS

     In a press release dated August 1, 2001, Equistar Chemicals, LP ("Equistar") confirmed that it will move forward with its new financing package in the third quarter. The financing includes an underwritten secured $1 billion credit facility with term loan and revolving credit facilities. The financing also contemplates $500 million of 7-year, non-call senior unsecured notes, which will rank pari passu with existing Equistar notes. The term and revolving credit facilities will extend the maturity of Equistar's existing credit facility. The senior unsecured notes will be offered only to qualified institutional buyers. Such notes will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration. The text of the press release dated August 1, 2001 is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
     99.1  -- Press release dated August 1, 2001
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Equistar Chemicals, LP



                              By:  /s/ Gerald A. O'Brien
                                   --------------------------------------------
                                   Gerald A. O'Brien
                                   Vice President, General Counsel and Secretary

Date: August 7, 2001
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         EXHIBIT NO.               DESCRIPTION OF EXHIBIT
         -----------               ----------------------
            99.1                   Press release dated August 1, 2001